Exhibit 99.4

SIXTH MODIFICATION TO LOAN DOCUMENTS

THIS SIXTH MODIFICATION TO LOAN DOCUMENTS (this “Modification Agreement”) is entered into as of May 4, 2012, but effective as of March 30, 2012, by and among SUNLINK HEALTH SYSTEMS, INC., a corporation organized under the laws of the State of Ohio (“SHSI”), SUNLINK HEALTHCARE LLC, a limited liability company organized under the laws of the State of Georgia, DEXTER HOSPITAL, LLC, a limited liability company organized under the laws of the State of Georgia, SOUTHERN HEALTH CORPORATION OF ELLIJAY, INC., a corporation organized under the laws of the State of Georgia, SOUTHERN HEALTH CORPORATION OF DAHLONEGA, INC., a corporation organized under the laws of the State of Georgia, SOUTHERN HEALTH CORPORATION OF HOUSTON, INC., a corporation organized under the laws of the State of Georgia, HEALTHMONT OF GEORGIA, INC., a corporation organized under the laws of the State of Tennessee, HEALTHMONT, LLC, a limited liability company organized under the laws of the State of Georgia, HEALTHMONT OF MISSOURI, LLC, a limited liability company organized under the laws of the State of Georgia, SUNLINK SERVICES, INC., a corporation organized under the laws of the State of Georgia, SUNLINK SCRIPTSRX, LLC (f/k/a SunLink Homecare Services, LLC), a limited liability company organized under the laws of the State of Georgia, CENTRAL ALABAMA MEDICAL ASSOCIATES, LLC, a limited liability company organized under the laws of the State of Georgia, CASTLEMARK PROPERTIES, LLC (f/k/a Dahlonega Clinic, LLC), a limited liability company organized under the laws of the State of Georgia, CARMICHAEL’S CASHWAY PHARMACY, INC., a corporation organized under the laws of Louisiana, CARMICHAEL’S NUTRITIONAL DISTRIBUTOR, INC., a corporation organized under the laws of Louisiana, and BREATH OF LIFE HOME HEALTH EQUIPMENT, INC., a corporation organized under the laws of Louisiana (each individually, a “Borrower” and, collectively, the “Borrowers”), the other persons designated as “Credit Parties” on the signature pages hereof, the financial institutions who are parties to this Modification Agreement as Lenders (the “Lenders”), and CHATHAM CREDIT MANAGEMENT III, LLC, a Georgia limited liability company (in its individual capacity “Chatham”), as Agent.

RECITALS

WHEREAS, the Agent, Union Bank of California, N.A., as the funding agent (the “Funding Agent”), the financial institutions that are party thereto as lenders, the Borrowers and the other Credit Parties are parties to that certain Amended and Restated Credit Agreement, dated as of August 1, 2008 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement);

WHEREAS, the Borrowers have historically recorded and recognized the Medicare and Medicaid EHR Incentive Program payments under the Grant Accounting accounting model as being in accordance with GAAP but have now been required by the Securities and Exchange Commission (the “SEC”) to record and recognize such payments under the Gain Contingency accounting model for publicly held healthcare companies and to restate its financial statements from March 31, 2011 accordingly (the “Accounting Change”);

WHEREAS, the Borrowers are hereby requesting that the Agent and Lenders (i) consent to the Accounting Change as mandated by the SEC, (ii) waive the non-compliance, if any, with the covenants set forth in the Credit Agreement that may be deemed to have resulted from the Accounting Change and the resulting restatement of the financial statements of the Borrowers from March 31, 2011 (the “Possible Non-Compliance”) and (iii) revise the definition of “Consolidated EBITDA” used in the Credit Agreement, each in accordance with the terms of this Modification Agreement; and

WHEREAS, the Agent and Lenders agree to (i) consent to the Accounting Change, (ii) waive the Possible Non-Compliance and (iii) modify the definition of “Consolidated EBITDA” used in the Credit Agreement, on the terms and subject to the conditions described herein;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

Section 1. Consent and Limited Waiver. Subject to the satisfaction of the applicable conditions to the Effective Date set forth in Section 3 herein, the Agent and the Lenders hereby consent to the Accounting Change and waive the Possible Non-Compliance.

Section 2. Change to Credit Agreement. Subject to the satisfaction of the applicable conditions to the Effective Date set forth in Section 3 herein, the Borrowers, the other Credit Parties, the Agent and the Lenders hereby agree as follows:

(a) The definition of “Consolidated EBITDA” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Consolidated EBITDA”: With respect to the Borrowers and their Subsidiaries determined in accordance with GAAP for any fiscal period, without duplication, an amount equal to:

(a) Consolidated Net Income of the Borrowers and their Subsidiaries for such period determined in accordance with GAAP, minus

(b) on a consolidated basis, the sum of (i) income tax credits for such period, (ii) interest income for such period, (iii) gain from extraordinary items for such period, (iv) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, exchange or other disposition of any assets by the Borrowers and their Subsidiaries (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities) other than inventory and services sold, exchanged, or disposed of in the ordinary course of business, (v) any non-recurring gains for such period, (vi) any other non-cash gains for such period, and (vii) any income accruals made or included in such period in accordance with GAAP for any Medicare and Medicaid EHR Incentive Program payments under the Gain Contingency accounting model, in each case, to the extent included in the calculation of Consolidated Net Income of the Borrowers and their Subsidiaries for such period in accordance with GAAP, but without duplication, plus

(c) on a consolidated basis, the sum of (i) any provision for income taxes, (ii) Consolidated Interest Expense, (iii) loss from extraordinary items for such period, (iv) the amount of non-cash charges (including depreciation, amortization, depletion, deferred tax expense, and non-cash interest expense but excluding any bad debt allowance or reserve), (v) the amount, if any, of non-recurring costs or expenses related to any refinancing, acquisition, or merger transaction, including, without limitation, accounting, legal, consulting and other professional fees in connection therewith, for such period, (vi) amortized debt discount for such period, (vii) the amount of any deduction to Consolidated Net Income as the result of any grant to any members of the management of the Borrowers and their Subsidiaries of any Equity Interests (in each case, as determined in accordance with GAAP), in each case of

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clauses (i) through (vii) above to the extent included in the calculation of Consolidated Net Income of the Borrowers and their Subsidiaries for such period in accordance with GAAP, but without duplication, and (viii) income accruals relating to expected Medicare and Medicaid EHR Incentive Program payments (“EHR Accruals”); provided that such EHR Accruals under the Grant Accounting accounting model (A) shall, for each fiscal monthly period set forth on Schedule 1.1(c) hereto, not exceed the amount set forth opposite such fiscal monthly period on such Schedule 1.1(c), except as adjusted based on clause (C) below, (B) shall never exceed the Medicare and Medicaid EHR Incentive Program payments actually received in respect to such relevant accrual period, and (C) shall, for each fiscal monthly period set forth on Schedule 1.1(c) hereto, be adjusted either up or down on a retroactive basis to the extent that the actual Medicare and Medicaid EHR Program payments received in respect of the relevant program period were greater than or less than the sum of (x) the aggregate EHR Accruals for such period and (y) any EHR accruals made or included in such period in accordance with GAAP which were not subject to or duplicative of EHR Accruals, which retroactive monthly adjustments shall be equal to one-twelfth of the positive or negative difference between the actual Medicare and Medicaid EHR Program payments received in respect of the relevant program period and the sum of (x) the aggregate EHR Accruals for such period and (y) any EHR accruals made or included in such period in accordance with GAAP which were not subject to or duplicative of EHR Accruals.”

(b) A new Schedule 1.1(c) is added to the Credit Agreement in the form of Annex A attached hereto.

Section 3. Conditions Precedent. The terms of Sections 1 and 2 of this Modification Agreement shall become effective as of the date each of the following conditions is satisfied (the “Effective Date”):

(a) The Agent shall have received duly executed counterparts to this Modification Agreement from each of the Credit Parties, the Agent, and the Lenders; and

(b) The Agent shall have received payment of its reasonable legal fees and out-of-pocket expenses arising from and relating to this Modification Agreement or otherwise arising on or prior to the date of this Modification Agreement.

Section 4. Representations and Warranties. Each of the Credit Parties hereby represents and warrants to the Agent and Lenders, which representations and warranties shall survive the execution and delivery of this Modification Agreement, that:

(a) All of the representations and warranties contained in Article IV of the Credit Agreement shall be true and correct in all material respects (except with respect to those representations and warranties which are qualified as to materiality in which case such specific materiality qualifiers shall apply) on the Effective Date, with the same force and effect as if made on such date, unless such representation and warranty expressly applies to an earlier date, in which case such representation and warranty shall be deemed made as of such earlier date.

(b) The execution, delivery and performance by each Credit Party of this Modification Agreement have been duly authorized by all necessary corporate action by such Credit Party. This Modification Agreement constitutes the legal, valid and binding obligations of each Credit Party executing the same, enforceable against each Credit Party in accordance with its terms, subject to

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limitations as to enforceability which might result from bankruptcy, insolvency, moratorium and other similar laws affecting creditors’ rights generally and subject to limitations on the availability of equitable remedies.

(c) The execution, delivery and performance by each Credit Party of this Modification Agreement will not (i) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to such Credit Party, (ii) violate or contravene any provision of the Articles or Certificates of Incorporation or Formation, bylaws, operating agreement or partnership agreement of such Credit Party, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which such Credit Party is a party or by which it or any of its properties may be bound or result in the creation of any Lien thereunder.

(d) Except as specifically waived herein, no Default or Event of Default has occurred and is continuing.

(e) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of any Credit Party to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Modification Agreement.

Section 5. Acknowledgment; Release. The Credit Parties acknowledge and agree that their obligations to the Agent and the Lenders under the Credit Agreement as revised hereby are owing without offset, defense or counterclaim assertable by the Credit Parties against the Agent or any Lender. The Credit Parties further acknowledge and agree that the Security Documents continue to secure the obligations of the Borrowers under the Credit Agreement as revised hereby. Each of the Credit Parties hereby waives, releases and discharges Agent, the Funding Agent and Lenders from any and all claims, demands, actions or causes of action arising out of or in any way relating to the Loans, the other Obligations, the Loan Documents and/or any documents, agreements, dealings or other matters connected with any of the foregoing including, without limitation, all known and unknown matters, claims, transactions, or things occurring prior to the date of this Modification Agreement related to the Loans, the other Obligations, the Loan Documents and/or any documents, agreements, dealings or other matters connected with any of the foregoing.

Section 6. General Provisions.

(a) Except as specifically revised above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Each of the Credit Parties hereby confirms its respective guarantees, pledges, grants of security interests and mortgages and other obligations, as applicable, under and subject to the terms of each of the other Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Modification Agreement, such guarantees, pledges, grants of security interests and mortgages and other obligations, and the terms of each of the other Loan Documents to which it is a party, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect after giving effect to this Modification Agreement.

(b) The execution, delivery and effectiveness of this Modification Agreement shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the Effective Date of this Modification Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as revised hereby.

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(c) Each Credit Party acknowledges and agrees that the revisions, waivers and consents set forth herein are effective solely for the purposes set forth herein and shall not be deemed (i) except as expressly provided in this Modification Agreement, to be a consent by the Agent or any Lender to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate the Agent or Lenders to forbear, waive, consent or execute similar revisions or waivers under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of the Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Modification Agreement.

(d) This Modification Agreement may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Any party delivering an executed counterpart of this Modification Agreement by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Modification Agreement.

(e) In case any provision in or obligation under this Modification Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(f) This Modification Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(g) Without limiting the general applicability of Section 8.2 of the Credit Agreement, the Credit Parties agree to reimburse the Agent for the reasonable fees, costs and expenses of counsel in connection with the preparation, negotiation, execution, delivery and administration of this Modification Agreement.

(h) This Modification Agreement shall constitute a Loan Document.

(i) Section headings in this Modification Agreement are included herein for convenience of reference only and shall not constitute a part of this Modification Agreement for any other purposes.

(j) THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS MODIFICATION AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF GEORGIA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

<Signatures Appear on the Following Pages>

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IN WITNESS WHEREOF, the parties hereto have executed this Modification Agreement as of the date first written above.

BORROWERS:

SUNLINK HEALTH SYSTEMS, INC., as a Borrower and Borrowers’ Agent

By:
Name:
Title:

SUNLINK HEALTHCARE, LLC, as a Borrower By its Sole Member SunLink Health Systems, Inc.

By:
Name:
Title:

DEXTER HOSPITAL, LLC, as a Borrower
By its Sole Member SunLink Healthcare, LLC

By its Sole Member SunLink Health Systems, Inc.

By:
Name:
Title:

SOUTHERN HEALTH CORPORATION OF ELLIJAY, INC., as a Borrower

By:
Name:
Title:

SOUTHERN HEALTH CORPORATION OF DAHLONEGA, INC., as a Borrower

By:
Name:
Title:

[SIGNATURE PAGE TO THE SIXTH MODIFICATION TO LOAN DOCUMENTS]

SOUTHERN HEALTH CORPORATION OF HOUSTON, INC.,
as a Borrower

By:
Name:
Title:

HEALTHMONT OF GEORGIA, INC., as a Borrower

By:
Name:
Title:

HEALTHMONT, LLC, as a Borrower
By its Sole Member SunLink Health Systems, Inc.

By:
Name:
Title:

HEALTHMONT OF MISSOURI, LLC, as a Borrower
By its Sole Member HealthMont, LLC

By its Sole Member SunLink Health Systems, Inc.

By:
Name:
Title:

SUNLINK SERVICES, INC., as a Borrower

By:
Name:
Title:

[SIGNATURE PAGE TO THE SIXTH MODIFICATION TO LOAN DOCUMENTS]

SUNLINK SCRIPTSRX, LLC
(f/k/a SunLink Homecare Services, LLC), as a Borrower
By its sole member SunLink Health Systems, Inc.

By:
Name:
Title:

CENTRAL ALABAMA MEDICAL ASSOCIATES, LLC, as a Borrower
By its Sole Member SunLink Healthcare, LLC

By its Sole Member SunLink Health Systems, Inc.

By:
Name:
Title:

CASTLEMARK PROPERTIES, LLC
(f/k/a Dahlonega Clinic, LLC), as a Borrower
By its Sole Member Southern Health Corporation of Dahlonega, Inc.

By:
Name:
Title:

CARMICHAEL’S CASHWAY PHARMACY, INC., as a Borrower

By:
Name:
Title:

CARMICHAEL’S NUTRITIONAL DISTRIBUTOR, INC., as a Borrower

By:
Name:
Title:

[SIGNATURE PAGE TO THE SIXTH MODIFICATION TO LOAN DOCUMENTS]

BREATH OF LIFE HOME HEALTH EQUIPMENT, INC.,
as a Borrower

By:
Name:
Title:

[SIGNATURE PAGE TO THE SIXTH MODIFICATION TO LOAN DOCUMENTS]

AGENT:

CHATHAM CREDIT MANAGEMENT III, LLC, as Agent

By:
Name:
Title:

[SIGNATURE PAGE TO THE SIXTH MODIFICATION TO LOAN DOCUMENTS]

FUNDING AGENT:

UNION BANK OF CALIFORNIA, N.A., as Funding Agent

By:
Name:
Title:

[SIGNATURE PAGE TO THE SIXTH MODIFICATION TO LOAN DOCUMENTS]

LENDERS:

CHATHAM CREDIT MANAGEMENT III, LLC, not individually, but as agent for CHATHAM INVESTMENT FUND QP III, LLC, as a Lender and CHATHAM INVESTMENT FUND III, LLC, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO THE SIXTH MODIFICATION TO LOAN DOCUMENTS]

LENDERS:

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO THE SIXTH MODIFICATION TO LOAN DOCUMENTS]